Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Six Months Ended
	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	2Q'17 vs. 2Q'16		Jun 30, 2017	Jun 30, 2016	YTD'17 vs. YTD'16
EARNINGS
Net interest income	$3,637	$3,587	$3,628	$3,481	$3,212	$425	13.2%	$7,224	$6,421	$803	12.5%
Retailer share arrangements	(669)	(684)	(811)	(757)	(664)	(5)	0.8%	(1,353)	(1,334)	(19)	1.4%
Net interest income, after retailer share arrangements	2,968	2,903	2,817	2,724	2,548	420	16.5%	5,871	5,087	784	15.4%
Provision for loan losses	1,326	1,306	1,076	986	1,021	305	29.9%	2,632	1,924	708	36.8%
Net interest income, after retailer share arrangements and provision for loan losses	1,642	1,597	1,741	1,738	1,527	115	7.5%	3,239	3,163	76	2.4%
Other income	57	93	85	84	83	(26)	(31.3)%	150	175	(25)	(14.3)%
Other expense	911	908	918	859	839	72	8.6%	1,819	1,639	180	11.0%
Earnings before provision for income taxes	788	782	908	963	771	17	2.2%	1,570	1,699	(129)	(7.6)%
Provision for income taxes	292	283	332	359	282	10	3.5%	575	628	(53)	(8.4)%
Net earnings	$496	$499	$576	$604	$489	$7	1.4%	$995	$1,071	$(76)	(7.1)%
Net earnings attributable to common stockholders	$496	$499	$576	$604	$489	$7	1.4%	$995	$1,071	$(76)	(7.1)%

COMMON SHARE STATISTICS
Basic EPS	$0.62	$0.61	$0.70	$0.73	$0.59	$0.03	5.1%	$1.23	$1.28	$(0.05)	(3.9)%
Diluted EPS	$0.61	$0.61	$0.70	$0.73	$0.58	$0.03	5.2%	$1.23	$1.28	$(0.05)	(3.9)%
Dividend declared per share	$0.13	$0.13	$0.13	$0.13	$—	$0.13	NM	$0.26	$—	$0.26	NM
Common stock price	$29.82	$34.30	$36.27	$28.00	$25.28	$4.54	18.0%	$29.82	$25.28	$4.54	18.0%
Book value per share	$18.02	$17.71	$17.37	$16.94	$16.45	$1.57	9.5%	$18.02	$16.45	$1.57	9.5%
Tangible common equity per share(1)	$15.79	$15.47	$15.34	$14.90	$14.46	$1.33	9.2%	$15.79	$14.46	$1.33	9.2%

Beginning common shares outstanding	810.8	817.4	825.5	833.9	833.8	(23.0)	(2.8)%	817.4	833.8	(16.4)	(2.0)%
Issuance of common shares	—	—	—	—	—	—	—%	—	—	—	—%
Stock-based compensation	0.2	—	—	0.1	0.1	0.1	100.0%	0.2	0.1	0.1	100.0%
Shares repurchased	(15.7)	(6.6)	(8.1)	(8.5)	—	(15.7)	NM	(22.3)	—	(22.3)	NM
Ending common shares outstanding	795.3	810.8	817.4	825.5	833.9	(38.6)	(4.6)%	795.3	833.9	(38.6)	(4.6)%

Weighted average common shares outstanding	804.0	813.1	820.5	828.4	833.9	(29.9)	(3.6)%	808.5	833.9	(25.4)	(3.0)%
Weighted average common shares outstanding (fully diluted)	807.4	817.1	823.8	830.6	836.2	(28.8)	(3.4)%	812.2	835.8	(23.6)	(2.8)%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions, except account data)
	Quarter Ended							Six Months Ended
	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	2Q'17 vs. 2Q'16		Jun 30, 2017	Jun 30, 2016	YTD'17 vs. YTD'16
PERFORMANCE METRICS
Return on assets(1)	2.2%	2.3%	2.6%	2.8%	2.4%		(0.2)%	2.2%	2.6%		(0.4)%
Return on equity(2)	13.8%	14.1%	16.2%	17.3%	14.5%		(0.7)%	14.0%	16.3%		(2.3)%
Return on tangible common equity(3)	15.7%	16.1%	18.4%	19.6%	16.5%		(0.8)%	15.9%	18.6%		(2.7)%
Net interest margin(4)	16.20%	16.18%	16.26%	16.34%	15.94%		0.26%	16.19%	15.89%		0.30%
Efficiency ratio(5)	30.1%	30.3%	31.6%	30.6%	31.9%		(1.8)%	30.2%	31.1%		(0.9)%
Other expense as a % of average loan receivables, including held for sale	4.93%	4.97%	5.04%	4.93%	5.07%		(0.14)%	4.95%	4.97%		(0.02)%
Effective income tax rate	37.1%	36.2%	36.6%	37.3%	36.6%		0.5%	36.6%	37.0%		(0.4)%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	5.42%	5.33%	4.65%	4.39%	4.51%		0.91%	5.37%	4.63%		0.74%
30+ days past due as a % of period-end loan receivables(6)	4.25%	4.25%	4.32%	4.26%	3.79%		0.46%	4.25%	3.79%		0.46%
90+ days past due as a % of period-end loan receivables(6)	1.90%	2.06%	2.03%	1.89%	1.67%		0.23%	1.90%	1.67%		0.23%
Net charge-offs	$1,001	$974	$847	$765	$747	$254	34.0%	$1,975	$1,527	$448	29.3%
Loan receivables delinquent over 30 days(6)	$3,208	$3,120	$3,295	$3,008	$2,585	$623	24.1%	$3,208	$2,585	$623	24.1%
Loan receivables delinquent over 90 days(6)	$1,435	$1,508	$1,546	$1,334	$1,143	$292	25.5%	$1,435	$1,143	$292	25.5%

Allowance for loan losses (period-end)	$5,001	$4,676	$4,344	$4,115	$3,894	$1,107	28.4%	$5,001	$3,894	$1,107	28.4%
Allowance coverage ratio(7)	6.63%	6.37%	5.69%	5.82%	5.70%		0.93%	6.63%	5.70%		0.93%

BUSINESS METRICS
Purchase volume(8)	$33,476	$28,880	$35,369	$31,615	$31,507	$1,969	6.2%	$62,356	$58,484	$3,872	6.6%
Period-end loan receivables	$75,458	$73,350	$76,337	$70,644	$68,282	$7,176	10.5%	$75,458	$68,282	$7,176	10.5%
Credit cards	$72,492	$70,587	$73,580	$67,858	$65,511	$6,981	10.7%	$72,492	$65,511	$6,981	10.7%
Consumer installment loans	$1,514	$1,411	$1,384	$1,361	$1,293	$221	17.1%	$1,514	$1,293	$221	17.1%
Commercial credit products	$1,386	$1,311	$1,333	$1,385	$1,389	$(3)	(0.2)%	$1,386	$1,389	$(3)	(0.2)%
Other	$66	$41	$40	$40	$89	$(23)	(25.8)%	$66	$89	$(23)	(25.8)%
Average loan receivables, including held for sale	$74,090	$74,132	$72,476	$69,316	$66,561	$7,529	11.3%	$74,111	$66,377	$7,734	11.7%
Period-end active accounts (in thousands)(9)	69,277	67,905	71,890	66,781	66,491	2,786	4.2%	69,277	66,491	2,786	4.2%
Average active accounts (in thousands)(9)	68,635	69,629	68,701	66,639	65,531	3,104	4.7%	69,307	65,996	3,311	5.0%

LIQUIDITY
Liquid assets
Cash and equivalents	$12,020	$11,392	$9,321	$13,588	$11,787	$233	2.0%	$12,020	$11,787	$233	2.0%
Total liquid assets	$15,274	$16,158	$13,612	$16,362	$13,956	$1,318	9.4%	$15,274	$13,956	$1,318	9.4%
Undrawn credit facilities
Undrawn credit facilities	$6,650	$5,600	$6,700	$7,150	$7,025	$(375)	(5.3)%	$6,650	$7,025	$(375)	(5.3)%
Total liquid assets and undrawn credit facilities	$21,924	$21,758	$20,312	$23,512	$20,981	$943	4.5%	$21,924	$20,981	$943	4.5%
Liquid assets % of total assets	16.76%	18.14%	15.09%	18.77%	16.94%		(0.18)%	16.76%	16.94%		(0.18)%
Liquid assets including undrawn credit facilities % of total assets	24.06%	24.43%	22.52%	26.98%	25.47%		(1.41)%	24.06%	25.47%		(1.41)%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(4) Net interest margin represents net interest income divided by average interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, after retailer share arrangements, plus other income.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for loan losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	2Q'17 vs. 2Q'16		Jun 30, 2017	Jun 30, 2016	YTD'17 vs. YTD'16
Interest income:
Interest and fees on loans	$3,927	$3,877	$3,919	$3,771	$3,494	$433	12.4%	$7,804	$6,992	$812	11.6%
Interest on investment securities	43	36	28	25	21	22	104.8%	79	43	36	83.7%
Total interest income	3,970	3,913	3,947	3,796	3,515	455	12.9%	7,883	7,035	848	12.1%

Interest expense:
Interest on deposits	202	194	188	188	179	23	12.8%	396	351	45	12.8%
Interest on borrowings of consolidated securitization entities	63	65	64	63	59	4	6.8%	128	117	11	9.4%
Interest on third-party debt	68	67	67	64	65	3	4.6%	135	146	(11)	(7.5)%
Total interest expense	333	326	319	315	303	30	9.9%	659	614	45	7.3%

Net interest income	3,637	3,587	3,628	3,481	3,212	425	13.2%	7,224	6,421	803	12.5%

Retailer share arrangements	(669)	(684)	(811)	(757)	(664)	(5)	0.8%	(1,353)	(1,334)	(19)	1.4%
Net interest income, after retailer share arrangements	2,968	2,903	2,817	2,724	2,548	420	16.5%	5,871	5,087	784	15.4%

Provision for loan losses	1,326	1,306	1,076	986	1,021	305	29.9%	2,632	1,924	708	36.8%
Net interest income, after retailer share arrangements and provision for loan losses	1,642	1,597	1,741	1,738	1,527	115	7.5%	3,239	3,163	76	2.4%

Other income:
Interchange revenue	165	145	167	154	151	14	9.3%	310	281	29	10.3%
Debt cancellation fees	68	68	68	67	63	5	7.9%	136	127	9	7.1%
Loyalty programs	(206)	(137)	(157)	(145)	(135)	(71)	52.6%	(343)	(245)	(98)	40.0%
Other	30	17	7	8	4	26	NM	47	12	35	NM
Total other income	57	93	85	84	83	(26)	(31.3)%	150	175	(25)	(14.3)%

Other expense:
Employee costs	321	325	315	311	301	20	6.6%	646	581	65	11.2%
Professional fees	158	151	164	174	154	4	2.6%	309	300	9	3.0%
Marketing and business development	124	94	130	92	107	17	15.9%	218	201	17	8.5%
Information processing	88	90	88	87	81	7	8.6%	178	163	15	9.2%
Other	220	248	221	195	196	24	12.2%	468	394	74	18.8%
Total other expense	911	908	918	859	839	72	8.6%	1,819	1,639	180	11.0%

Earnings before provision for income taxes	788	782	908	963	771	17	2.2%	1,570	1,699	(129)	(7.6)%
Provision for income taxes	292	283	332	359	282	10	3.5%	575	628	(53)	(8.4)%
Net earnings attributable to common shareholders	$496	$499	$576	$604	$489	$7	1.4%	$995	$1,071	$(76)	(7.1)%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Jun 30, 2017 vs. Jun 30, 2016
Assets
Cash and equivalents	$12,020	$11,392	$9,321	$13,588	$11,787	$233	2.0%
Investment securities	3,997	5,328	5,110	3,356	2,723	1,274	46.8%
Loan receivables:
Unsecuritized loans held for investment	52,550	50,398	52,332	47,517	44,854	7,696	17.2%
Restricted loans of consolidated securitization entities	22,908	22,952	24,005	23,127	23,428	(520)	(2.2)%
Total loan receivables	75,458	73,350	76,337	70,644	68,282	7,176	10.5%
Less: Allowance for loan losses	(5,001)	(4,676)	(4,344)	(4,115)	(3,894)	(1,107)	28.4%
Loan receivables, net	70,457	68,674	71,993	66,529	64,388	6,069	9.4%
Goodwill	991	992	949	949	949	42	4.4%
Intangible assets, net	787	826	712	733	704	83	11.8%
Other assets	2,888	1,838	2,122	2,004	1,833	1,055	57.6%
Total assets	$91,140	$89,050	$90,207	$87,159	$82,384	$8,756	10.6%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$52,659	$51,359	$51,896	$49,611	$46,220	$6,439	13.9%
Non-interest-bearing deposit accounts	226	246	159	204	207	19	9.2%
Total deposits	52,885	51,605	52,055	49,815	46,427	6,458	13.9%
Borrowings:
Borrowings of consolidated securitization entities	12,204	12,433	12,388	12,411	12,236	(32)	(0.3)%
Bank term loan	—	—	—	—	—	—	—%
Senior unsecured notes	8,505	7,761	7,759	7,756	7,059	1,446	20.5%
Total borrowings	20,709	20,194	20,147	20,167	19,295	1,414	7.3%
Accrued expenses and other liabilities	3,214	2,888	3,809	3,196	2,947	267	9.1%
Total liabilities	76,808	74,687	76,011	73,178	68,669	8,139	11.9%
Equity:
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,415	9,405	9,393	9,381	9,370	45	0.5%
Retained earnings	6,109	5,724	5,330	4,861	4,364	1,745	40.0%
Accumulated other comprehensive income:	(49)	(55)	(53)	(24)	(20)	(29)	145.0%
Treasury Stock	(1,144)	(712)	(475)	(238)	—	(1,144)	NM
Total equity	14,332	14,363	14,196	13,981	13,715	617	4.5%
Total liabilities and equity	$91,140	$89,050	$90,207	$87,159	$82,384	$8,756	10.6%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Jun 30, 2017			Mar 31, 2017			Dec 31, 2016			Sep 30, 2016			Jun 30, 2016
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$10,758	$28	1.04%	$10,552	$21	0.81%	$12,210	$17	0.55%	$12,480	$16	0.51%	$11,623	$14	0.48%
Securities available for sale	5,195	15	1.16%	5,213	15	1.17%	4,076	11	1.07%	2,960	9	1.21%	2,858	7	0.99%

Loan receivables:
Credit cards, including held for sale	71,206	3,858	21.73%	71,365	3,811	21.66%	69,660	3,851	21.99%	66,519	3,705	22.16%	63,876	3,432	21.61%
Consumer installment loans	1,461	34	9.33%	1,389	32	9.34%	1,373	31	8.98%	1,333	31	9.25%	1,233	28	9.13%
Commercial credit products	1,378	34	9.90%	1,317	34	10.47%	1,386	36	10.33%	1,401	35	9.94%	1,388	33	9.56%
Other	45	1	NM	61	—	—%	57	1	NM	63	—	—%	64	1	NM
Total loan receivables, including held for sale	74,090	3,927	21.26%	74,132	3,877	21.21%	72,476	3,919	21.51%	69,316	3,771	21.64%	66,561	3,494	21.11%
Total interest-earning assets	90,043	3,970	17.68%	89,897	3,913	17.65%	88,762	3,947	17.69%	84,756	3,796	17.82%	81,042	3,515	17.44%

Non-interest-earning assets:
Cash and due from banks	829			802			739			862			895
Allowance for loan losses	(4,781)			(4,408)			(4,228)			(3,933)			(3,732)
Other assets	3,303			3,177			3,479			3,189			3,208
Total non-interest-earning assets	(649)			(429)			(10)			118			371

Total assets	$89,394			$89,468			$88,752			$84,874			$81,413

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$51,836	$202	1.56%	$51,829	$194	1.52%	$51,006	$188	1.47%	$47,895	$188	1.56%	$45,523	$179	1.58%
Borrowings of consolidated securitization entities	12,213	63	2.07%	12,321	65	2.14%	12,389	64	2.06%	12,254	63	2.05%	12,211	59	1.94%
Bank term loan	—	—	—%	—	—	—%	—	—	—%	—	—	—%	65	7	NM
Senior unsecured notes	7,933	68	3.44%	7,760	67	3.50%	7,757	67	3.44%	7,448	64	3.42%	6,861	58	3.40%

Total interest-bearing liabilities	71,982	333	1.86%	71,910	326	1.84%	71,152	319	1.78%	67,597	315	1.85%	64,660	303	1.88%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	218			240			176			204			208
Other liabilities	2,752			2,995			3,321			3,175			3,002
Total non-interest-bearing liabilities	2,970			3,235			3,497			3,379			3,210

Total liabilities	74,952			75,145			74,649			70,976			67,870

Equity
Total equity	14,442			14,323			14,103			13,898			13,543

Total liabilities and equity	$89,394			$89,468			$88,752			$84,874			$81,413
Net interest income		$3,637			$3,587			$3,628			$3,481			$3,212

Interest rate spread(1)			15.82%			15.81%			15.91%			15.97%			15.56%
Net interest margin(2)			16.20%			16.18%			16.26%			16.34%			15.94%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Six Months Ended Jun 30, 2017			Six Months Ended Jun 30, 2016
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$10,656	$49	0.93%	$11,957	$30	0.50%
Securities available for sale	5,204	30	1.16%	2,918	13	0.90%

Loan receivables:
Credit cards, including held for sale	71,285	7,669	21.69%	63,781	6,868	21.65%
Consumer installment loans	1,425	66	9.34%	1,194	55	9.26%
Commercial credit products	1,348	68	10.17%	1,350	68	10.13%
Other	53	1	3.80%	52	1	3.87%
Total loan receivables, including held for sale	74,111	7,804	21.23%	66,377	6,992	21.18%
Total interest-earning assets	89,971	7,883	17.67%	81,252	7,035	17.41%

Non-interest-earning assets:
Cash and due from banks	816			1,131
Allowance for loan losses	(4,595)			(3,661)
Other assets	3,239			3,240
Total non-interest-earning assets	(540)			710

Total assets	$89,431			$81,962

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$51,833	$396	1.54%	$44,914	$351	1.57%
Borrowings of consolidated securitization entities	12,267	128	2.10%	12,535	117	1.88%
Bank term loan(1)	—	—	—%	1,118	31	5.58%
Senior unsecured notes	7,847	135	3.47%	6,709	115	3.45%
Total interest-bearing liabilities	71,947	659	1.85%	65,276	614	1.89%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	229			221
Other liabilities	2,872			3,229
Total non-interest-bearing liabilities	3,101			3,450

Total liabilities	75,048			68,726

Equity
Total equity	14,383			13,236

Total liabilities and equity	$89,431			$81,962
Net interest income		$7,224			$6,421

Interest rate spread(2)			15.82%			15.52%
Net interest margin(3)			16.19%			15.89%

(1) The effective interest rate for the Bank term loan for the 6 months ended June 30, 2016 was 2.48%. The Bank term loan effective rate excludes the impact of charges incurred in connection with prepayments of the loan.

(2) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(3) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Jun 30, 2017 vs. Jun 30, 2016
BALANCE SHEET STATISTICS
Total common equity	$14,332	$14,363	$14,196	$13,981	$13,715	$617	4.5%
Total common equity as a % of total assets	15.73%	16.13%	15.74%	16.04%	16.65%		(0.92)%

Tangible assets	$89,362	$87,232	$88,546	$85,477	$80,731	$8,631	10.7%
Tangible common equity(1)	$12,554	$12,545	$12,535	$12,299	$12,062	$492	4.1%
Tangible common equity as a % of tangible assets(1)	14.05%	14.38%	14.16%	14.39%	14.94%		(0.89)%
Tangible common equity per share(1)	$15.79	$15.47	$15.34	$14.90	$14.46	$1.33	9.2%

REGULATORY CAPITAL RATIOS(2)
	Basel III Transition
Total risk-based capital ratio(3)	18.7%	19.3%	18.5%	19.5%	19.8%
Tier 1 risk-based capital ratio(4)	17.4%	18.0%	17.2%	18.2%	18.5%
Tier 1 leverage ratio(5)	14.8%	14.8%	15.0%	15.4%	15.7%
Common equity Tier 1 capital ratio(6)	17.4%	18.0%	17.2%	18.2%	18.5%

	Basel III Fully Phased-in
Common equity Tier 1 capital ratio(6)	17.2%	17.7%	17.0%	17.9%	18.0%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(2) Regulatory capital metrics at June 30, 2017 are preliminary and therefore subject to change.
(3) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(4) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(5) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments. Tier 1 leverage ratios are based upon the use of daily averages for all periods presented.

(6) Common equity Tier 1 capital ratio is the ratio of common equity Tier 1 capital to total risk-weighted assets, each as calculated under Basel III rules. Common equity Tier 1 capital ratio (fully phased-in) is a preliminary estimate reflecting management’s interpretation of the final Basel III rules adopted in July 2013 by the Federal Reserve Board, which have not been fully implemented, and our estimate and interpretations are subject to, among other things, ongoing regulatory review and implementation guidance.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	2Q'17 vs. 2Q'16		Jun 30, 2017	Jun 30, 2016	YTD'17 vs. YTD'16
RETAIL CARD
Purchase volume(1)(2)	$27,101	$22,952	$28,996	$25,285	$25,411	$1,690	6.7%	$50,053	$46,961	$3,092	6.6%
Period-end loan receivables	$51,437	$49,905	$52,701	$48,010	$46,705	$4,732	10.1%	$51,437	$46,705	$4,732	10.1%
Average loan receivables, including held for sale	$50,533	$50,644	$49,476	$47,274	$45,593	$4,940	10.8%	$50,588	$45,536	$5,052	11.1%
Average active accounts (in thousands)(2)(3)	54,058	55,049	54,489	52,959	52,314	1,744	3.3%	54,729	52,798	1,931	3.7%

Interest and fees on loans(2)	$2,900	$2,888	$2,909	$2,790	$2,585	$315	12.2%	$5,788	$5,199	$589	11.3%
Other income(2)	$25	$77	$70	$70	$69	$(44)	(63.8)%	$102	$148	$(46)	(31.1)%
Retailer share arrangements(2)	$(657)	$(681)	$(801)	$(752)	$(656)	$(1)	0.2%	$(1,338)	$(1,317)	$(21)	1.6%

PAYMENT SOLUTIONS
Purchase volume(1)	$3,930	$3,686	$4,194	$4,152	$3,903	$27	0.7%	$7,616	$7,295	$321	4.4%
Period-end loan receivables	$15,595	$15,320	$15,567	$14,798	$13,997	$1,598	11.4%	$15,595	$13,997	$1,598	11.4%
Average loan receivables	$15,338	$15,424	$15,076	$14,367	$13,554	$1,784	13.2%	$15,381	$13,492	$1,889	14.0%
Average active accounts (in thousands)(3)	9,031	9,090	8,844	8,461	8,153	878	10.8%	9,061	8,148	913	11.2%

Interest and fees on loans	$533	$515	$523	$505	$467	$66	14.1%	$1,048	$924	$124	13.4%
Other income	$6	$4	$3	$3	$3	$3	100.0%	$10	$7	$3	42.9%
Retailer share arrangements	$(9)	$(1)	$(9)	$(3)	$(7)	$(2)	28.6%	$(10)	$(14)	$4	(28.6)%

CARECREDIT
Purchase volume(1)	$2,445	$2,242	$2,179	$2,178	$2,193	$252	11.5%	$4,687	$4,228	$459	10.9%
Period-end loan receivables	$8,426	$8,125	$8,069	$7,836	$7,580	$846	11.2%	$8,426	$7,580	$846	11.2%
Average loan receivables	$8,219	$8,064	$7,924	$7,675	$7,414	$805	10.9%	$8,142	$7,349	$793	10.8%
Average active accounts (in thousands)(3)	5,546	5,490	5,368	5,219	5,064	482	9.5%	5,517	5,050	467	9.2%

Interest and fees on loans	$494	$474	$487	$476	$442	$52	11.8%	$968	$869	$99	11.4%
Other income	$26	$12	$12	$11	$11	$15	136.4%	$38	$20	$18	90.0%
Retailer share arrangements	$(3)	$(2)	$(1)	$(2)	$(1)	$(2)	NM	$(5)	$(3)	$(2)	66.7%

TOTAL SYF
Purchase volume(1)(2)	$33,476	$28,880	$35,369	$31,615	$31,507	$1,969	6.2%	$62,356	$58,484	$3,872	6.6%
Period-end loan receivables	$75,458	$73,350	$76,337	$70,644	$68,282	$7,176	10.5%	$75,458	$68,282	$7,176	10.5%
Average loan receivables, including held for sale	$74,090	$74,132	$72,476	$69,316	$66,561	$7,529	11.3%	$74,111	$66,377	$7,734	11.7%
Average active accounts (in thousands)(2)(3)	68,635	69,629	68,701	66,639	65,531	3,104	4.7%	69,307	65,996	3,311	5.0%

Interest and fees on loans(2)	$3,927	$3,877	$3,919	$3,771	$3,494	$433	12.4%	$7,804	$6,992	$812	11.6%
Other income(2)	$57	$93	$85	$84	$83	$(26)	(31.3)%	$150	$175	$(25)	(14.3)%
Retailer share arrangements(2)	$(669)	$(684)	$(811)	$(757)	$(664)	$(5)	0.8%	$(1,353)	$(1,334)	$(19)	1.4%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016
COMMON EQUITY MEASURES
GAAP Total common equity	$14,332	$14,363	$14,196	$13,981	$13,715
Less: Goodwill	(991)	(992)	(949)	(949)	(949)
Less: Intangible assets, net	(787)	(826)	(712)	(733)	(704)
Tangible common equity	$12,554	$12,545	$12,535	$12,299	$12,062

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	337	340	337	299	282
Basel III - Common equity Tier 1 (fully phased-in)	$12,891	$12,885	$12,872	$12,598	$12,344
Adjustment related to capital components during transition	146	154	263	273	266
Basel III - Common equity Tier I (transition)	$13,037	$13,039	$13,135	$12,871	$12,610

RISK-BASED CAPITAL
Common equity Tier 1	$13,037	$13,039	$13,135	$12,871	$12,610
Add: Allowance for loan losses includible in risk-based capital	985	954	994	923	890
Risk-based capital	$14,022	$13,993	$14,129	$13,794	$13,500

ASSET MEASURES
Total average assets(2)	$89,394	$89,468	$88,752	$84,874	$81,413
Adjustments for:
Disallowed goodwill, other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,325)	(1,358)	(1,059)	(1,117)	(1,113)
Total assets for leverage purposes	$88,069	$88,110	$87,693	$83,757	$80,300

Risk-weighted assets - Basel III (fully phased-in)(3)	$74,748	$72,596	$75,941	$70,448	$68,462
Risk-weighted assets - Basel III (transition)(3)	$74,792	$72,627	$76,179	$70,660	$68,188

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$18.02	$17.71	$17.37	$16.94	$16.45
Less: Goodwill	(1.25)	(1.22)	(1.16)	(1.14)	(1.14)
Less: Intangible assets, net	(0.98)	(1.02)	(0.87)	(0.90)	(0.85)
Tangible common equity per share	$15.79	$15.47	$15.34	$14.90	$14.46

(1) Regulatory measures at June 30, 2017 are presented on an estimated basis.
(2) Total average assets are presented based upon the use of daily averages.
(3) Key differences between Basel III transitional rules and fully phased-in Basel III rules in the calculation of risk-weighted assets include, but not limited to, risk weighting of deferred tax assets and adjustments for certain intangible assets.